Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 TO FIRST LIEN SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 15, 2008 by and between TRIPLE CROWN MEDIA, LLC, a Delaware limited liability company (the “Borrower”), TRIPLE CROWN MEDIA, INC., a Delaware corporation (the “Parent”), the subsidiary guarantors identified on the signature pages hereto (the “Subsidiary Guarantors” and collectively, with the Parent, the “Guarantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent (the “Administrative Agent”) on behalf of itself and the other lenders party to the Credit Agreement referred to below (the “Lenders”).

STATEMENT OF PURPOSE

The Lenders have extended certain credit facilities to the Borrower pursuant to the First Lien Senior Secured Credit Agreement dated as of December 30, 2005 by and among the Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Administrative Agent (as amended by Amendment No. 1 dated as of May 19, 2006, Consent and Amendment No. 2 dated as of September 14, 2006, Amendment No. 3 dated as of November 7, 2007 (the “Third Amendment”), and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested that the Lenders amend certain of the financial covenants contained in the Credit Agreement pursuant to the terms of this Amendment. Subject to the terms and conditions set forth herein, the Lenders party hereto are willing to agree to such modifications.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments. Pursuant to Section 9.01 of the Credit Agreement and effective in accordance with Section 5 hereof, the Lenders hereby agree and are deemed to consent to the following amendments:

(a) Section 1.01 of the Credit Agreement shall be amended by adding in alphabetical order the following defined terms and the corresponding definitions thereof:

“Deferred Interest Amount” has the meaning assigned to that term in subsection 2.07(a).

“Fourth Amendment” means that certain Fourth Amendment to this Agreement, dated as of February 15, 2008.

“Fourth Amendment Effective Date” has the meaning ascribed to such term in the Fourth Amendment.

“Interest Expense” means, with respect to the Parent and its Subsidiaries on a Consolidated basis, for any period, all cash interest expense payable on outstanding Debt, in accordance with GAAP.

“Interest Payment Date” means, (i) with respect to any Base Rate Advances, each March 31, June 30, September 30 and December 31 of each year and on the date such Base Rate Advance shall be converted or paid in full, and (ii) with respect to any Eurodollar Rate Advances, the last day of each Interest Period applicable to such Loan and, if such Interest Period has a duration of more than three months, on each last day of a calendar quarter that occurs during such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full, in each case, as further set forth in Section 2.07(a)(i) and (ii).

(b) Section 1.01 of the Credit Agreement shall be amended by deleting the definition of “Applicable Margin” in its entirety and substituting, in lieu thereof, the following:

“Applicable Margin” means, for the period beginning as of the Fourth Amendment Effective Date and thereafter (subject to the Deferred Interest Amounts set forth in Section 2.07(a)), 4.50% per annum for Base Rate Advances, and 5.50% per annum for Eurodollar Rate Advances.”

(c) The definition of “Base Rate” in Section 1.01 of the Credit Agreement shall be amended by adding the following proviso at the end of such definition to read as follows: “; provided, however, at any time the Base Rate equals an interest rate less than 4.00% per annum, the Base Rate applied during such time period for all Base Rate determinations shall be deemed to be 4.00% per annum (for clarification purposes, the “floor” Base Rate for this Agreement shall be 4.00% per annum).”

(d) The definition of “EBITDA” in Section 1.01 of the Credit Agreement shall be amended by (i) deleting the words “; provided that, for the fiscal quarters ended December, 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, EBITDA shall be as set forth on Schedule 1.1 hereto.” and (ii) substituting, in lieu thereof, the following: “provided that, (a) for the fiscal quarter ending June 30, 2007, EBITDA shall be $3,330,000, (b) for the fiscal quarter ending September 30, 2007, EBITDA shall be $2,947,000, and (c) for the fiscal quarter ending December 31, 2007, EBITDA shall be $3,568,000. For purposes of this Agreement, EBITDA shall be adjusted on a pro forma basis, in a manner reasonably acceptable to the Administrative Agent, to include, as of the first day of any applicable period, any permitted acquisitions under Section 5.02(f)(vii), any Permitted Assets Exchange consummated during such period and any sales or transfers of assets permitted under this Agreement during such period (including, without limitation, any asset sales permitted under Section 5.02(e) and the sale of all the outstanding capital stock of Host Communications, Inc. by B.R. Holding, Inc.).”

(e) The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of such definition to read as follows: “; provided, further, at any time the Eurodollar Rate equals an interest rate less than 3.00% per annum, the Eurodollar Rate applied during such time period for all Eurodollar Rate determinations shall be deemed to be 3.00% per annum (for clarification purposes, the “floor” Eurodollar Rate for this Agreement shall be 3.00% per annum).”

(f) The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement shall be amended by (i) deleting the words “all cash interest expense payable on outstanding Debt”, (ii) substituting in lieu thereof, the words: “Interest Expense” and (iii) adding the following proviso at the end of such definition: “provided that, solely in connection with calculating the Fixed Charge Coverage Ratio for the periods ending below, (A) for the fiscal quarter ending March 31, 2008, Interest Expense shall be calculated as the Interest Expense for such fiscal quarter times four (4), (B) for the fiscal quarter ending June 30, 2008, Interest Expense shall be calculated as the Interest Expense for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end times two (2) and (C) for the fiscal quarter ending September 30, 2008, Interest Expense shall be calculated as the Interest Expense for the period of three (3) consecutive fiscal quarters ending on such fiscal quarter end times four-thirds (4/3).”

(g) The definition of “Interest Coverage Ratio” in Section 1.01 of the Credit Agreement shall be amended by (i) deleting the words “all cash interest expense payable on outstanding Debt”, (ii) substituting in lieu thereof, the words: “Interest Expense” and (iii) adding the following proviso at the end of such definition: “provided that, solely in connection with calculating the Interest Coverage Ratio for the periods ending below, (A) for the fiscal quarter ending March 31, 2008, Interest Expense shall be calculated as the Interest Expense for such fiscal quarter times four (4), (B) for the fiscal quarter ending June 30, 2008, Interest Expense shall be calculated as the Interest Expense for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end times two (2) and (C) for the fiscal quarter ending September 30, 2008, Interest Expense shall be calculated as the Interest Expense for the period of three (3) consecutive fiscal quarters ending on such fiscal quarter end times four-thirds (4/3).”

(h) Section 2.06(b) of the Credit Agreement (“Prepayments”) is hereby amended by adding the following new subsection (vii) to such Section, to read as follows:

“(vii) At any time, in the event the Parent and its Subsidiaries have, for a period of three (3) consecutive Business Days, cash in excess of $1,000,000 (such excess amount above $1,000,000, the “Surplus Cash”), the Borrower shall immediately prepay the Revolving Credit Facility the amount of such Surplus Cash.”

(i) Section 2.07(a) of the Credit Agreement (“Interest”) is hereby amended by adding the following text at the end of such section:

“provided however, that, in connection with any Interest Payment Date occurring after the Fourth Amendment Effective Date, a portion of the interest owing on such Interest Payment Date shall be deferred as follows: (i) for Eurodollar Rate Advances, 2.00% of the aggregate Applicable Margin for Eurodollar Rate Advances shall be deferred or (b) for Base Rate Advances, 2.00% of the aggregate Applicable Margin for Base Rate Advances shall be deferred (in either case, the “Deferred Interest Amount”) and (ii) the aggregate principal amount of the Loans shall be deemed to be automatically increased by an amount equal to the Deferred Interest Amount owing on such Interest Payment Date.”

(j) Section 5.03(e) of the Credit Agreement (“Annual Forecasts”) is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following new subsection (e):

“(e) Forecasts.

As soon as available and in any event no later than (A) 60 days after the end of each Fiscal Year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of (i) balance sheets, income statements and cash flow statements on a quarterly basis for the Fiscal Year following such Fiscal Year and (ii) quarterly calculations of the financial covenants set forth in Section 5.04 for the Fiscal Year following such Fiscal Year, (B) 45 days after the end of each of the first three fiscal quarters of each Fiscal Year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of (i) balance sheets, income statements and cash flow statements on a quarterly basis for the fiscal quarter following such fiscal quarter and (ii) quarterly calculations of the financial covenants set forth in Section 5.04 for the fiscal quarter following such fiscal quarter and (C) 15 days after the end of each calendar month, the projected cash flows, ending cash balance and the availability under the Revolving Credit Facility on a weekly basis for the 13 weeks following such date, prepared by management of the Borrower, in form and substance satisfactory to the Administrative Agent.

(k) Section 5.04(a) (“First Lien Leverage Ratio”) of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and substituting, in lieu thereof, the following chart:

Fiscal Quarter	March 31	June 30	September 30	December 31
2008	4.00:1.00	4.00:1.00	4.00:1.00	4.00:1.00
2009	4.00:1.00	4.00:1.00	4.00:1.00	2.00:1.00
2010	2.00:1.00	2.00:1.00	—	—

(l) Section 5.04(b) (“Leverage Ratio”) of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and substituting, in lieu thereof, the following chart:

Fiscal Quarter	March 31	June 30	September 30	December 31
2008	6.75:1.00	6.75:1.00	6.75:1.00	6.75:1.00
2009	6.75:1.00	6.75:1.00	6.75:1.00	3.50:1.00
2010	3.50:1.00	3.50:1.00	—	—

(m) Section 5.04(c) (“Fixed Charge Coverage Ratio”) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following new subsection (c):

(c) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter set forth below to be less than the ratio set forth below for such quarter:

Fiscal Quarter	March 31	June 30	September 30	December 31
2008	1.05:1.00	1.05:1.00	1.05:1.00	1.05:1.00
2009	1.05:1.00	1.05:1.00	1.05:1.00	1.10:1.00
2010	1.10:1.00	1.10:1.00	—	—

(n) Section 5.04(d) (“Interest Coverage Ratio”) of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and substituting, in lieu thereof, the following chart:

Fiscal Quarter	March 31	June 30	September 30	December 31
2008	1.25:1.00	1.25:1.00	1.25:1.00	1.25:1.00
2009	1.25:1.00	1.25:1.00	1.25:1.00	2.50:1.00
2010	3.00:1.00	3.00:1.00	—	—

(o) Section 5.04 (“Financial Covenants”) of the Credit Agreement is hereby amended by adding the following new subsection (e), to read as follows:

“(e) Maximum Capital Expenditures. Permit the aggregate amount of Capital Expenditures of the Loan Parties and its Subsidiaries during any four (4) consecutive fiscal quarter period to exceed $500,000.”

(p) The last paragraph in Section 5.04 (“Financial Covenants”) of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and substituting, in lieu thereof, the following new paragraph:

“For purposes of calculating the financial covenants set forth in this Section 5.04, the components of each financial ratio shall be adjusted on a pro forma Consolidated basis, in a manner reasonably acceptable to the Administrative Agent, to include, as of the first day of any applicable period, any permitted acquisition under Section 5.02(f)(vii), any Permitted Assets Exchange consummated during such period and any sales or transfers of assets permitted under this Agreement during such period (including, without limitation, assets sales permitted under Section 5.02(e) and the sale of all the outstanding capital stock of Host Communications, Inc. by B.R. Holding, Inc.).”

3. Host Sale Indemnification Proceeds. The Loan Parties acknowledge and agree that pursuant to the sale of Host Communications, Inc. by B.R. Holding, Inc. (the “Host Sale”) permitted pursuant to the Third Amendment, any and all amounts in an indemnification escrow pursuant to the Host Purchase Agreement (as defined in the Third Amendment) shall be considered Net Cash Proceeds under the Credit Agreement and shall be applied (to the extent received) to the Obligations in accordance with Section 2.06(b) of the Credit Agreement at the earlier of (a) promptly upon receipt of such indemnification amounts by any Loan Party and (b) within eighteen (18) months from the Host Sale Closing Date (as defined in the Third Amendment).

4. Amendment Fee. In order to induce the Lenders to approve and execute the Fourth Amendment, the Borrower hereby agrees to pay to the Administrative Agent, for the account of each of the Lenders (including Wachovia Bank, National Association) who has timely consented to the Fourth Amendment, an amendment fee (collectively, the “Amendment Fee”) in the amount of 50.0 basis points times the sum of such Lender’s outstanding Commitments under the Credit Agreement as of the Fourth Amendment Effective Date (as defined below). The Amendment Fee shall be earned, due and payable on the Fourth Amendment Effective Date.

5. Conditions to Effectiveness. Upon satisfaction of each of the following conditions, this Amendment shall be deemed to be effective as of the date above stated (the “Fourth Amendment Effective Date”):

(a) Executed Amendment. The Administrative Agent shall have received a duly executed counterpart of this Amendment from each Loan Party and the Required Lenders.

(b) Executed Fourth Amendment to the Second Lien Term Loan Facility. Prior to or contemporaneous with the execution of this Amendment, the lenders party to the Second Lien Term Loan Facility shall have executed a Fourth Amendment to the Second Lien Term Loan Facility in form and substance satisfactory to the Administrative Agent.

(c) Amendment Fee. The Borrower shall have paid to the Administrative Agent in immediately available funds, the Amendment Fee for the account of each Lender (including the Administrative Agent) that executes and delivers this Amendment.

(d) Fees and Expenses. The Administrative Agent shall have received all other applicable fees and reimbursement for all out of pocket charges and other expenses incurred in connection with this Amendment and the administration of the Loan Documents, including, without limitation, the fees, disbursements and other charges of counsel for the Administrative Agent.

(e) Forecasts. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, forecasts prepared by management of balance sheets, income statements and cash flow statements of the Parent and its Subsidiaries, which shall be quarterly for Fiscal Year 2008 and annual thereafter for the term of the Credit Agreement and the Second Lien Term Loan Facility.

(f) Other Documents. The receipt by the Administrative Agent of any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Agreement.

6. Limited Effect of Amendment. Except as expressly modified herein, the Credit Agreement and the Loan Documents shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Agreement, the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of lie import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment constitutes a “Loan Document” as defined in the Credit Agreement.

7. Representations and Warranties. After giving effect to the amendments set forth herein, each Loan Party hereby certifies that (a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the Fourth Amendment Effective Date as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date), (b) no Default or Event of Default has occurred and is continuing as of the Fourth Amendment Effective Date and (c) in connection with the forecasts delivered pursuant to Section 5 of this Amendment, such forecasts were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s best estimate of its future financial performance. It is acknowledged and understood that the forecasts as they relate to future events are not to be reviewed as representations and warranties that such events will occur and that actual results may differ significantly from the projected results.

8. Acknowledgement by Guarantors. By their execution hereof, each of the Guarantors hereby expressly a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.

9. Release. For and in consideration of the agreements of the Administrative Agent and the other Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and each of the other Loan Parties hereby forever release and discharge the Administrative Agent and the Lenders, each of their respective officers, directors, employees, agents, affiliates, representatives, successors and assigns (collectively, the “Released Parties”) from any and all claims, causes of actions, damages and liabilities of any nature whatsoever, known or unknown, which the Borrower or any Loan Party ever had, now has or might hereafter have against one or more of the Released Parties which relates, directly or indirectly, to the Loan Documents or the transactions relating thereto (collectively “Claim”), to the extent that any such Claim shall be based in whole or in part upon facts, circumstances, actions or events existing on or prior to the date hereof.

10. Covenant Not to Sue. The Borrower and each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenant and agree with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any Claim released, remised and discharged by the Borrower and each Loan Party pursuant to Section 9 above. If the Borrower or any of its respective successors, assigns or other legal representatives, or any Loan Party, or its respective successors, assigns, and other legal representatives violates the foregoing covenant, each of the Borrower, for itself and its respective successors, assigns and legal representatives, and each Loan Party for itself and its respective successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Released Party as a result of such violation.

11. Miscellaneous.

(a) Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York.

(b) Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. In the event there is a conflict or inconsistency between this Amendment and the Credit Agreement, the terms of this Amendment shall control.

(c) Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their beneficiaries, successors and assigns.

(d) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

(e) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

(f) Facsimile Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

TRIPLE CROWN MEDIA, LLC, as Borrower

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

TRIPLE CROWN MEDIA, INC., as Parent and a Guarantor

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

BR ACQUISITION CORP., as a Guarantor

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

BR HOLDING, INC., as a Guarantor

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

DATASOUTH COMPUTER CORPORATION, as a Guarantor

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

GRAY PUBLISHING, LLC, as a Guarantor

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

CAPITAL SPORTS PROPERTIES, INC. as a Guarantor

By:	/s/ Mark G. Meikle
Name:	Mark G. Meikle
Title:	VP & CFO

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and on behalf of the Required Lenders

By:	/s/ Jeffrey R. Gignac
Name:	Jeffrey R. Gignac
Title:	Vice President

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

CONSENTED AND AGREED BY:

WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the lenders party to the Second Lien Term Loan Facility

By:	/s/ Jeffrey R. Gignac
Name:	Jeffrey R. Gignac
Title:	Vice President

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Fifth Third Bank, a Michigan Banking Corporation, as a Lender

By:	/s/ Holly Branham
Name:	Holly Branham
Title:	Assistant Vice President

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Fifth Third Bank, a Michigan Banking Corporation, as a Lender

By:	/s/ Holly Branham
Name:	Holly Branham
Title:	Assistant Vice President

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Four Corners CLO II, LTD., as a Lender
(Please print or type legal name)

By:	/s/ Sean Bresnahan
Name:	Sean Bresnahan
Title:	Attorney In Fact

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Global Leveraged Capital Credit Opportunity Fund I

By:	Global Leveraged Capital Management, LLC, as a Lender

By:	/s/ Alissa Glauda
Name:	Alissa Glauda
Title:	Senior Analyst

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Landmark II CDO LIMITED

By:	Aladdin Capital Management LLC as Manager, as a Lender
(Please print or type legal name)

By:	/s/ Alyse Kelly
Name:	Alyse Kelly
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Landmark III CDO LIMITED

By:	Aladdin Capital Management LLC as Manager, as a Lender
(Please print or type legal name)

By:	/s/ Alyse Kelly
Name:	Alyse Kelly
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Landmark V CDO LIMITED

By:	Aladdin Capital Management LLC as Manager, as a Lender
(Please print or type legal name)

By:	/s/ Alyse Kelly
Name:	Alyse Kelly
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Landmark VI CDO LTD

By:	Aladdin Capital Management LLC as Manager, as a Lender
(Please print or type legal name)

By:	/s/ Alyse Kelly
Name:	Alyse Kelly
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Landmark VII CDO LTD

By:	Aladdin Capital Management, LLC as Manager, as a Lender
(Please print or type legal name)

By:	/s/ Alyse Kelly
Name:	Alyse Kelly
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Landmark VIII CLO LTD

By:	Aladdin Capital Management LLC as Manager, as a Lender
(Please print or type legal name)

By:	/s/ Alyse Kelly
Name:	Alyse Kelly
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Mountain View Funding CLO 2006-1 Ltd, as a Lender

By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Portfolio Manager

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Mountain View CLO II Ltd., as a Lender

By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Portfolio Manager

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Mountain View Funding CLO III Ltd., as a Lender

By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Portfolio Manager

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Seix Credit Opportunities Fund Financing I, Ltd., as a Lender

By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Investment Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Portfolio Manager

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

SF-1 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-1 Segregated Portfolio, as a Leader
(Please print or type legal name)

By:	/s/ Sean Bresnahan
Name:	Sean Bresnahan
Title:	Attorney In Fact

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

STI Classic Seix Floating Rate High Income Fund, as a Lender By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Investment Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Portfolio Manager

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

WB Loan Funding 1, LLC, as a Lender

By:	/s/ Heather M. Jousma
Name:	Heather M. Jousma
Title:	Authorized Signatory

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Whitehorse I Ltd.

by	Whitehorse Capital Partners LP as Collateral Mgr., as a Lender
(Please print or type legal name)

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	P.M.

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Whitehorse II Ltd.

by	Whitehorse Capital Partners L.P. as Collateral Mgr., as a Lender
(Please print or type legal name)

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	P.M.

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Whitehorse III Ltd

by	Whitehorse Capital Partners L.P. as Collateral Mgr., as a Lender
(Please print or type legal name)

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	P.M

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Pacifica CDO II, LTD, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Pacifica CDO III, LTD, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Pacifica CDO IV, LTD, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Pacifica CDO V, LTD, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Pacifica CDO VI, LTD, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

Westwood C.D.O. II, LTD, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]

REQUIRED LENDERS:

, as a Lender
(Please print or type legal name)

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	SVP

[Amendment No. 4 to Credit Agreement – Triple Crown Media]